                          MAJESCO ENTERTAINMENT COMPANY

   AMENDED AND RESTATED 2004 EMPLOYEE, DIRECTOR AND CONSULTANT INCENTIVE PLAN

     This Amended and Restated 2004 Employee, Director and Consultant Incentive
Plan amends and restates in its entirety the Majesco Holdings Inc. 2004
Employee, Director and Consultant Stock Plan.

     1.   DEFINITIONS.

     Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Majesco Entertainment Company Amended and
     Restated 2004 Employee, Director and Consultant Incentive Plan, have the following meanings:

          Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the
          Administrator means the Committee.

          Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

          Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

          Board of Directors means the Board of Directors of the Company.

          Cash Award shall mean an award of cash granted pursuant to the Plan.

          Code means the United States Internal Revenue Code of 1986, as amended.

          Committee means the committee of the Board of Directors to which the
          Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

          Common Stock means shares of the Company's common stock, $0.001 par value per share.

          Company means Majesco Entertainment Company, a Delaware corporation.

          Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

          Employee means any employee of the Company or of an Affiliate
          (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Cash Awards or Stock Rights under the Plan.

          Fair Market Value of a Share of Common Stock means:

          (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common
          Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

          (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common
          Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the
          over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

          (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the
          Administrator, in good faith, shall determine.

          ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

          Non-Qualified Option means an option which is not intended to qualify as an ISO.

          Option means an ISO or Non-Qualified Option granted under the Plan.

          Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Cash Awards and/or Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

          Performance Goal means the goal or goals, if any, established by the
          Administrator based on one or more of the following business criteria that are to be achieved during a Performance Cycle determined by the
          Administrator: Earnings per share, operating income, net income, cash flow, gross profit, return on investment, gross margin, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return on equity, return on assets, return on capital, revenue growth, total shareholder return, and economic value added, customer satisfaction, technology leadership, number of new patents, employee retention, market share, market segment share, product release schedules, new product innovation, product cost reduction through advanced technology, brand recognition/acceptance, and product ship targets.
          Performance Goals may be based (as the Administrator deems appropriate) on (a) Company-wide performance, (b) performance of a subsidiary, division, region, department, function, plant, facility or other operational unit of the Company, (c) individual performance (if applicable), or (d)

          any combination of the foregoing. Performance Goals may be set in any manner determined by the Administrator, including looking to achievement on an absolute basis or on a relative basis to prior periods or in relation to peer group, indexes or other external measure of the selected criteria. When the Administrator sets
          Performance Goals that are intended for "performance-based compensation" within the meaning of Section 162(m) of the Code, the
          Administrator shall establish the general objective rules that the
          Administrator will use to determine the extent, if any, that such
          Performance Goals have been met. In establishing the objective rules, the Administrator may take into account any extraordinary or one-time or other non-recurring items of income or expense or gain or loss or any events, transactions or other circumstances that the Administrator deems relevant in light of the nature of the Performance Goals set for the Participant or the assumptions made by the Administrator regarding such goals.

          Performance Cycle means the period selected by the Administrator during which performance is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

          Plan means this Majesco Entertainment Company Amended and Restated
          2004 Employee, Director and Consultant Incentive Plan.

          Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

          Specified Employee means a key employee of the Company or an Affiliate as defined in Section 416(i) of the Code without regard to paragraph
          (5) thereof.

          Stock Appreciation Right means the right to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock (as determined on the date of exercise) over the purchase price of a share of Common Stock on the date a stock appreciation right is granted.

          Stock-Based Award means a grant by the Company under the Plan of an equity award or equity based award which is not an Option or Stock
          Grant.

          Stock Grant means a grant by the Company of Shares under the Plan.

          Stock Right means a right to Shares or the value of Shares of the
          Company granted pursuant to the Plan -- an ISO, a Non-Qualified
          Option, a Stock Grant or a Stock-Based Award.

          Survivor means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Cash
          Award or Stock Right by will or by the laws of descent and distribution.

     2.   PURPOSES OF THE PLAN.

     The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the
Company or of an Affiliate. The Plan provides for the granting of ISOs,
Non-Qualified Options, Stock Grants, Stock-Based Awards and Cash Awards.

     3.   SHARES SUBJECT TO THE PLAN.

     (a) The number of Shares which may be issued from time to time pursuant to this Plan shall be 6,142,857 (after taking into account the 1 for 7 stock split which occurred on December 31, 2004), or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any future stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan.

     (b) The grant of any Stock Right other than an Option or a Stock
Appreciation Right shall for purposes of Paragraph 3(a), reduce the number of
Shares available for issuance under this Plan by 1.3 Shares for each such Share actually subject to the Stock Right and shall be deemed for purposes of this
Paragraph 3, as a Stock Right of 1.3 Shares for each such Share actually subject to the Stock Right. The grant of an Option or a Stock Appreciation Right shall be deemed for purposes of this Paragraph 3, as a Stock Right for one Share for each such Share actually subject to the Stock Right. Notwithstanding the foregoing, Stock Appreciation Rights to be settled in shares of Common Stock shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of exercise gain shares issued upon the settlement of the Stock Appreciation Right.

     (c) If an Option ceases to be "outstanding", in whole or in part (other than by exercise), or if the Company shall reacquire (at no more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock
Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued
Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan and in accordance with the provision of Paragraph 3(b) above.

     4.   ADMINISTRATION OF THE PLAN.

     The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the
Plan, the Administrator is authorized to:

     a.   Interpret the provisions of the Plan and all Stock Rights and Cash
          Awards and make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     b.   Determine which Employees, directors and consultants shall be granted
          Stock Rights and Cash Awards;

     c.   Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock
          Rights with respect to more than 1,000,000 Shares be granted to any
          Participant in any fiscal year. Determine the amount of any Cash
          Award, provided, however the maximum payment which may become payable to a Participant with respect to a Cash Award in any calendar year is
          $2,000,000.

     d.   Specify the terms and conditions upon which Stock Rights and Cash
          Awards may be granted; and

     e.   Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the
          Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Cash Awards, Stock Rights or
          Shares issuable pursuant to a Stock Right.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as
ISOs. Subject to the foregoing, the interpretation and construction by the
Administrator of any provisions of the Plan or of any Cash Award or Stock Right granted under it shall be final, unless otherwise determined by the Board of
Directors, if the Administrator is the Committee. In addition, if the
Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

     If permissible under applicable law, the Board of Directors or the
Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. Any such allocation or delegation may be revoked by the Board of Directors or the
Committee at any time.

     5.   ELIGIBILITY FOR PARTICIPATION.

     The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right or
Cash Award is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right or Cash Award to a person not then an
Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right or Cash Award shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right or Cash Award. ISOs may be granted only to Employees. Non-Qualified Options,
Stock Grants, Stock-Based Awards and Cash Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock
Right or Cash Award to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of any Stock
Right or Cash Award.

     6.   TERMS AND CONDITIONS OF OPTIONS.

     Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the
Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option
Agreements shall be subject to at least the following terms and conditions:

     A.   Non-Qualified Options: Each Option intended to be a Non-Qualified
          Option shall be subject to the terms and conditions which the
          Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such
          Non-Qualified Option:

          a.   Option Price: Each Option Agreement shall state the option price
               (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

          b.   Number of Shares: Each Option Agreement shall state the number of
               Shares to which it pertains;

          c.   Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events including, but not limited to, the Performance Goals; and

          d.   Option Conditions: Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain
               protections for the Company and its other shareholders, including requirements that:

               i.   The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

               ii.  The Participant or the Participant's Survivors may be
                    required to execute letters of investment intent and must
                    also acknowledge that the Shares will bear legends noting
                    any applicable restrictions.

          e.   Each Non-Qualified Option shall terminate not more than seven years from the date of the grant or at such earlier time as the
               Option Agreement may provide.

     B.   ISOs: Each Option intended to be an ISO shall be issued only to an
          Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the
          Code and relevant regulations and rulings of the Internal Revenue
          Service:

          a.   Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A)
               above, except clause (a) thereunder.

          b.   Option Price: Immediately before the ISO is granted, if the
               Participant owns, directly or by reason of the applicable
               attribution rules in Section 424(d) of the Code:

               i.   10% or less of the total combined voting power of all
                    classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the
                    Shares on the date of the grant of the Option; or

               ii.  More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the said Fair Market Value on the date of grant.

          c.   Term of Option: For Participants who own:

               i.   10% or less of the total combined voting power of all
                    classes of stock of the Company or an Affiliate, each ISO
                    shall terminate not more than seven years from the date of the grant or at such earlier time as the Option Agreement
                    may provide; or

               ii.  More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO
                    shall terminate not more than five years from the date of
                    the grant or at such earlier time as the Option Agreement
                    may provide.

          d.   Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

     7.   TERMS AND CONDITIONS OF STOCK GRANTS.

     Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

     (a)  Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

     (b)  Each Agreement shall state the number of Shares to which the Stock
          Grant pertains; and

     (c)  Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such reacquisition rights shall accrue including, but not limited to, the attainment of any Performance
          Goals, and the purchase price therefor, if any.

     8.   TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

     The Board shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions including, but not limited to, the Performance Goals, the grant of securities convertible into Shares and the grant of Stock Appreciation Rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Notwithstanding the foregoing, each Stock Appreciation
Right shall terminate not more than seven years from the date of the grant or at such earlier time as the Agreement therefor may provide.

     To the extent a Stock-Based Award is subject to Section 409A of the Code, such Stock-Based Award shall be paid as provided in the Agreement on the earliest to occur of:

o    death,

o    disability within the meaning of Section 409A of the Code,

o    separation from service with the Company and all of its Affiliates or, in the case of a Specified Employee, 6 months after a separation from service with the Company and all of its Affiliates,

o    a "change in control event" within the meaning of Section 409A of the Code,
     or

o    a fixed date as specified by the Administrator in the applicable Agreement.

     Payment of a Stock-Based Award subject to Section 409A of the Code shall not be accelerated, except as provided in regulations issued by the Secretary of the Treasury under Section 409A of the Code.

     The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code (and any successor provisions of the Code) and the regulations and other guidance issued thereunder (the "Requirements"), to the extent applicable, and be operated in accordance with such Requirements so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the
Plan shall be construed to effect the intent as described in this Paragraph 8.
If any provision of the Plan is found to be in violation of the Requirements, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render such provision in conformity with the
Requirements, or shall be deemed excised from the Plan, and the Plan shall be construed and enforced to the maximum extent permitted by the Requirements as if such provision had been originally incorporated in the Plan as so modified or restricted, or as if such provision had not been originally incorporated in the
Plan, as the case may be.

     9.   TERMS AND CONDITIONS OF CASH AWARDS.

     The Administrator is authorized, subject to limitations under applicable law, to grant to any Participant a Cash Award, including as a short-term incentive bonus award, whether awarded separately or as a supplement to any
Stock Right. The Administrator shall determine the terms and conditions of such
Cash Awards. The Administrator acting in its absolute discretion may make Cash
Awards subject to one or more Performance Goals that the Administrator deems appropriate for Participants generally or for a Participant in particular, and shall establish the Performance Cycle for satisfying the same. If the Cash Award is a short-term incentive bonus that is intended to qualify as
"performance-based compensation" under Section 162(m) of the Code, the right to receive such Cash Award shall be conditional upon the achievement of objective
Performance Goals that have been established by the Administrator in writing not later than the earlier of (i) 90 days after the beginning of a Performance Cycle and (ii) the date by which no more than 25% of a Performance Cycle has elapsed.

     The Administrator shall certify in writing the extent, if any, to which the
Performance Goals for a Performance Cycle of a short-term incentive bonus that is intended to qualify as "performance-based compensation" under Section 162(m)
of the Code have been met and shall determine the Cash Award payable to a
Participant based on the extent to which he or she met his or her Performance
Goals. If the Administrator certifies that a Cash Award is payable to a
Participant for any Performance Cycle, such Cash Award shall be paid as soon as practical after such certification has been made, but in no event later than 2
1/2 months after the end of the calendar year in which the Performance Cycle ends. However, to the extent permitted by applicable law, no Participant shall have a nonforfeitable right to the payment of a bonus for any Performance Cycle if his or her employment with the Company has terminated for any reason whatsoever (other than death, Disability or retirement) before the date the bonus actually is paid.

It is intended that a Cash Award be exempt from the application of Section 409A of the Code as a "short-term deferral."

     10.  EXERCISE OF OPTIONS AND ISSUE OF SHARES.

     An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the
Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Agreement. Payment of the purchase price for the
Shares as to which such Option is being exercised shall be made (a) in United
States dollars in cash or by check, or (b) at the discretion of the
Administrator, through delivery of shares of Common Stock having a Fair Market
Value equal as of the date of the exercise to the cash exercise price of the
Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee's personal recourse note, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such
Shares as collateral, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above, or
(g) at the discretion of the Administrator, payment of such other lawful consideration as the Board may determine. Notwithstanding the foregoing, the
Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

     The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors,
as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the
Company to take any action with respect to the Shares prior to their issuance.
The Shares shall, upon delivery, be fully paid, non-assessable Shares.

     The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an
Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 28) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph
6.B.d.

     The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the
Participant to whom the Option was granted, or in the event of the death of the
Participant, the Participant's Survivors, if the

                                       10

amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

     11.  ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

     A Stock Grant or Stock-Based Award (or any part or installment thereof)
shall be accepted by executing the applicable Agreement and delivering it to the
Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement.
Payment of the purchase price for the Shares as to which such Stock Grant or
Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock-Based Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the
Administrator, by delivery of the grantee's personal note, for full or partial recourse as determined by the Administrator, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in
Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

     The Company shall then, if required pursuant to the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or
Stock-Based Award was accepted to the Participant (or to the Participant's
Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the
Company to take any action with respect to the Shares prior to their issuance.

     The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i)
such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the
Stock Grant or Stock-Based Award was made, if the amendment is adverse to the
Participant.

     12.  RIGHTS AS A SHAREHOLDER.

     No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement and tender of the full purchase price, if any, for the
Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company's share register in the name of the Participant.

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     13.  ASSIGNABILITY AND TRANSFERABILITY.

     By its terms, a Cash Award or Stock Right granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution. The designation of a beneficiary of a Cash Award or
Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Cash Award or
Stock Right shall only be exercisable or may only be accepted, during the
Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way
(whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Cash Award or Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Cash Award or Stock Right, shall be null and void.

     14.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR
          DEATH OR DISABILITY.

     Except as otherwise provided in a Participant's Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

     a.   A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination
          "for cause", Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any
          Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a
          Participant's Option Agreement.

     b.   Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant's termination of employment.

     c.   The provisions of this Paragraph, and not the provisions of Paragraph
          16 or 17, shall apply to a Participant who subsequently becomes
          Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's
          Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the
          Participant's Survivors may exercise the Option within one year after the date of the Participant's termination of service, but in no event after the date of expiration of the term of the Option.

     d.   Notwithstanding anything herein to the contrary, if subsequent to a
          Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an
          Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the

                                       12

          Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

     e.   A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total
          Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the
          Administrator may otherwise expressly provide.

     f.   Except as required by law or as set forth in a Participant's
          Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any
          Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

     15.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE".

     Except as otherwise provided in a Participant's Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

     a.   All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

     b.   For purposes of this Plan, "cause" shall include (and is not limited
          to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the
          Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the
          Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the
          Administrator as to the existence of "cause" will be conclusive on the
          Participant and the Company.

     c.   "Cause" is not limited to events which have occurred prior to a
          Participant's termination of service, nor is it necessary that the
          Administrator's finding of "cause" occur prior to termination. If the
          Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any
          Option is forfeited.

                                       13

     d.   Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause"
          for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

     16.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

     Except as otherwise provided in a Participant's Option Agreement, a
Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

     a.   To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

     b.   In the event rights to exercise the Option accrue periodically over time, to the extent of a pro rata portion through the date of
          Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

     A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant's termination of employment, directorship or consultancy, as the case may be, notwithstanding that the
Participant might have been able to exercise the Option as to some or all of the
Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such
Participant, in which case such procedure shall be used for such determination).
If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

     17.  EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

         Except as otherwise provided in a Participant's Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

     a.   To the extent that the Option has become exercisable but has not been exercised on the date of death; and

     b.   In the event rights to exercise the Option accrue periodically over time, to the extent of a pro rata portion through the date of death of any additional vesting

                                       14

          rights that would have accrued on the next vesting date had the
          Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant's date of death.

     If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

     18.  EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND
          STOCK-BASED AWARDS.

     In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the
Participant has accepted a Stock Grant or Stock-Based Award, such offer shall terminate.

     For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or Stock-Based Award has been offered and accepted under the
Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

         In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any
Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

     19.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR
          CAUSE" OR DEATH OR DISABILITY.

     Except as otherwise provided in a Participant's Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 20, 21, and 22, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the
Company's repurchase rights have not lapsed.

                                       15

     20.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE".

     Except as otherwise provided in a Participant's Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause":

     a.   All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

     b.   For purposes of this Plan, "cause" shall include (and is not limited
          to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the
          Company, and conduct substantially prejudicial to the business of the
          Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the
          Company.

     c.   "Cause" is not limited to events which have occurred prior to a
          Participant's termination of service, nor is it necessary that the
          Administrator's finding of "cause" occur prior to termination. If the
          Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute
          "cause," then the Company's right to repurchase all of such
          Participant's Shares shall apply.

     d.   Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause"
          for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

     21.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

     Except as otherwise provided in a Participant's Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the
Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically over time, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of
Disability.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such
Participant, in which case such procedure shall be used for such determination).
If requested, the Participant shall be examined by a physician

                                       16

selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

     22.  EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR
          CONSULTANT.

     Except as otherwise provided in a Participant's Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically over time, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant's death.

     23.  PURCHASE FOR INVESTMENT.

     Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the
"1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     a.   The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s)
          evidencing their Shares issued pursuant to such exercise or such grant:

               "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a
               Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b)
               the Company shall have received an opinion of counsel
               satisfactory to it that an exemption from registration under such
               Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

     b.   At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

                                       17

     24.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.

     Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all
Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the
Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Cash Awards or Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

     25.  ADJUSTMENTS.

     Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a
Participant's Agreement:

     A. Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant may be appropriately increased or decreased proportionately, and appropriate adjustments may be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraphs 3 and
4(c) shall also be proportionately adjusted upon the occurrence of such events.

     B. Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the
Company's assets other than a transaction to merely change the state of incorporation (a "Corporate Transaction"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the
"Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, or, upon a change of control of the Company, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the
Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

                                       18

     With respect to outstanding Stock Grants, the Administrator or the
Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the
Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the
Corporate Transaction or securities of any successor or acquiring entity; or
(ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the
Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

     C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

     D. Adjustments to Cash Awards and Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding
Cash Award and Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25 and, subject to Paragraph 4, its determination shall be conclusive.

     E. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section
424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

     26.  ISSUANCES OF SECURITIES.

     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for

                                       19

dividends paid in cash or in property (including without limitation, securities)
of the Company prior to any issuance of Shares pursuant to a Stock Right.

     27.  FRACTIONAL SHARES.

     No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

     28.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

     The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's
ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the
Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into
Non-Qualified Options, and no such conversion shall occur until and unless the
Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

     29.  WITHHOLDING.

     In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise or acceptance of a Cash Award or Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 30) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the
Company, or to any Affiliate of the Company which employs or employed the
Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's
Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an
Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

                                       20

     30.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

     Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the
Employee acquired Shares by exercising the ISO, except as otherwise provided in
Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     31.  TERMINATION OF THE PLAN.

     The Plan will terminate on February 13, 2014, the date which is ten years from the earlier of the date of its initial adoption by the Board of Directors and the date of its approval by the shareholders. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the
Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

     32.  AMENDMENT OF THE PLAN AND AGREEMENTS.

     The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the
Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a
Cash Award or Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the
Participant.

     33.  EMPLOYMENT OR OTHER RELATIONSHIP.

     Nothing in this Plan or any Agreement shall be deemed to prevent the
Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status

                                       21

or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

     34.  GOVERNING LAW.

     This Plan shall be construed and enforced in accordance with the law of the
State of Delaware.

                                       22